US INTELLICOM, INC.

                              FINANCIAL STATEMENTS
              FROM INCEPTION [MARCH 1, 1997] TO DECEMBER 31, 1997,
                           DECEMBER 31, 1999 AND 1998

                               US INTELLICOM, INC.



                                TABLE OF CONTENTS

                                                                  PAGE

Independent auditors' report                                         1

Financial statements:

      Balance sheets                                                 2

      Statements of operations                                       3

      Statements of stockholders' deficit                            4

      Statements of cash flows                                     5 - 6

      Notes to financial statements                               7 - 12

                           HABIF, AROGETI & WYNNE, LLP

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders of US Intellicom, Inc.

We have  audited  the  accompanying  balance  sheets of US  INTELLICOM,  INC. (a
Georgia Corporation) as of December 31, 1999 and 1998, and the related statements of operations, stockholders' deficit, and cash flows for the years ended December 31, 1999 and 1998, and from the date of inception [March 1, 1997] to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of US INTELLICOM, INC. as of December 31, 1999 and 1998, and the results of its operations, its stockholders' deficit, and its cash flows for the years then ended December 31, 1999 and 1998, and from the date of inception [March 1, 1997] to December 31, 1997, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note K to the financial statements, the company has suffered recurring losses from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are described in Note K. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Habif, Arogeti & Wynne, LLP

Atlanta, Georgia

May 15, 2000, except with respect to matters discussed in Note L, as to which the date is June 13, 2000.

          1073 West Peachtree Street, N.E. Atlanta, Georgia 30309-3837

                               US INTELLICOM INC.
                                 BALANCE SHEETS
                                  DECEMBER 31,


                                     ASSETS
                                                                                      1999                       1998
                                                                                -----------------         -----------------
Current assets
      Cash and cash equivalents                                                 $          13,787         $         858,765
      Accounts receivable, net of an allowance of $0                                      197,807                     3,636
      Inventory                                                                             6,284                     5,266
      Prepaid expenses                                                                      1,917                         -
      Loan origination costs, net of accumulated amortization
        of $16,500 and $0 at December 31, 1999 and 1998, respectively                      16,500                         -
                                                                                -----------------         -----------------

         Total current assets                                                             236,295                   867,667
                                                                                -----------------         -----------------

Property and equipment, at cost
      Office and warehouse equipment and furniture                                         80,260                    32,971

      Less accumulated depreciation                                                       (20,577)                  (17,585)
                                                                                -----------------         -----------------

                                                                                           59,683                    15,386
                                                                                -----------------         -----------------

Deposits                                                                                    1,250                     1,250
                                                                                -----------------         -----------------

                                                                                $         297,228         $         884,303
                                                                                =================         =================

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
      Accounts payable                                                          $         137,969         $           1,615
      Accrued expenses                                                                    107,211                    12,083
      Customer deposits                                                                   299,384                    55,907
      Line-of-credit                                                                    1,204,356                   578,979
      Note payable - related party                                                              -                   850,000
                                                                                -----------------         -----------------

         Total current liabilities                                                      1,748,920                 1,498,584
                                                                                -----------------         -----------------

Stockholders' deficit
      Common stock; no par value,
         10,000,000 authorized, 1,300,000 and 1,308,333
         issued and outstanding in 1999 and 1998, respectively                            154,609                   117,109
      Stock subscription receivable                                                        (4,500)                        -
      Accumulated deficit                                                              (1,601,801)                 (731,390)
                                                                                -----------------         -----------------

                                                                                       (1,451,692)                 (614,281)
                                                                                -----------------         -----------------

                                                                                $         297,228         $         884,303
                                                                                =================         =================

                   See auditors' report and accompanying notes

                               US INTELLICOM, INC.
                            STATEMENTS OF OPERATIONS

                                                                                                           From the Date
                                                                                                            of Inception
                                                                   For  the Years Ended                   [March 1, 1997] to
                                                                       December 31,                           December 31,
                                                               1999                    1998                       1997
                                                         -----------------      ------------------        -----------------
Sales                                                    $       1,413,282      $          927,996        $         719,381

Operating Expenses
      Cost of goods and services                                   305,446                 268,723                  506,831
      Selling, general and administrative
         expenses                                                1,841,412               1,052,352                  501,525
                                                         -----------------      ------------------        -----------------
                                                                 2,146,858               1,321,075                1,008,356
                                                         -----------------      ------------------        -----------------

         Loss from operations                                    (733,576)               (393,079)                (288,975)
                                                         -----------------      ------------------        -----------------

Other income (expenses)
      Interest expense                                           (136,095)                (30,255)                 (21,309)
      Interest income                                                 100                       -                      150
      Dividend income                                                   -                   2,003                       75
      Loss on disposal of assets                                     (840)                      -                        -
                                                         -----------------      ------------------        -----------------

                                                                 (136,835)                (28,252)                 (21,084)
                                                         -----------------      ------------------        -----------------


         Net loss                                        $       (870,411)      $        (421,331)        $       (310,059)
                                                         =================      ==================        =================

                   See auditors' report and accompanying notes

                               US INTELLICOM, INC.
                       STATEMENTS OF STOCKHOLDERS' DEFICIT
       FROM THE DATE OF INCEPTION [MARCH 1, 1997] TO DECEMBER 31, 1997 AND
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                             Common Stock                    Stock
                                       --------------------------        Subscription      Accumulated
                                       Share            Amount            Receivable          Deficit               Total
                                      ---------      -----------         -----------       -------------       -------------
Balance,  March 1, 1997 -
  Date of inception                           -      $         -         $         -       $           -       $           -

Issuance of common
  stock                               1,333,333          119,609                   -                   -             119,609

Net Loss                                      -                -                   -            (310,059)           (310,059)
                                      ---------      -----------         -----------       -------------       -------------

Balance,
  December 31, 1997                   1,333,333          119,609                   -            (310,059)           (190,450)

Repurchase and
  retirement of
  treasury stock                        (25,000)          (2,500)                  -                   -              (2,500)

Net loss                                      -                -                   -            (421,331)           (421,331)
                                      ---------      -----------         -----------       -------------       -------------
Balance,
  December 31, 1998                   1,308,333          117,109                   -            (731,390)           (614,281)

Issuance of common
  stock                                  45,000            4,500              (4,500)                  -                   -

Recapitalization
  of common stock                       (53,333)          33,000                   -                   -              33,000

Net loss                                      -                -                   -            (870,411)           (870,411)
                                      ---------      -----------         -----------       -------------       -------------
Balance,
  December 31, 1999                   1,300,000      $   154,609         $    (4,500)      $  (1,601,801)      $  (1,451,692)
                                      =========      ===========         ===========       =============       =============

                   See auditors' report and accompanying notes

                               US INTELLICOM, INC.
                            STATEMENTS OF CASH FLOWS

                Increase (Decrease) In Cash and Cash Equivalents

                                                                                                           From the Date
                                                                                                            of Inception
                                                                        For  the Years Ended             [March 1, 1997] to
                                                                            December 31,                    December 31,
                                                                     1999                   1998                 1997
                                                              ------------------     -----------------    -----------------
Cash flows from operating activities
Net loss                                                      $         (870,411)    $        (421,331)   $        (310,059)
                                                              ------------------     -----------------    -----------------
Adjustments to reconcile net loss to net cash
  provided used by operating activities
    Depreciation                                                          10,302                 9,614                7,971
    Amortization of loan origination costs                                16,500                     -                    -
    Loss on disposal of property and equipment                               840                     -                    -
    Changes in assets and liabilities
      Accounts receivable                                               (194,171)               80,804               46,540
      Inventory                                                           (1,018)              183,090             (188,358)
      Prepaid expenses                                                    (1,917)               18,750              (18,750)
      Deposits                                                                 -                     -               (1,250)
      Accounts payable                                                   136,354               (21,963)              23,479
      Accrued expenses                                                    95,128               (20,992)              33,075
      Customer deposits                                                  243,477                55,907                    -
                                                              ------------------     -----------------    -----------------
        Total adjustments                                                305,495               305,210              (97,293)
                                                              ------------------     -----------------    -----------------
          Net cash used by operating activities                         (564,916)             (116,121)            (407,352)
                                                              ------------------     -----------------    -----------------
Cash flows from investing activities
Acquisition of property and equipment                                    (55,439)                  (40)              (4,324)
                                                              ------------------     -----------------    -----------------
Cash flows from financing activities
Proceeds (payments on) from
  note payable-related party                                            (850,000)              850,000                    -
Net proceeds from line-of-credit                                         625,377                71,161              360,701
Proceeds from (redemption of
  issuance common stock                                                        -                (2,500)             107,240
                                                              ------------------     -----------------    -----------------
  Net cash provided (used)
    by financing activities                                             (224,623)              918,661              467,941
                                                              ------------------     -----------------    -----------------

      Net increase (decrease) in cash
        and cash equivalents                                            (844,978)              802,500               56,265

Cash and cash equivalents, beginning of period                           858,765                56,265                    -
                                                              ------------------     -----------------    -----------------
Cash and cash equivalents, end of period                      $           13,787     $         858,765    $          56,265
                                                              ==================     =================    =================

                   See auditors' report and accompanying notes

                               US INTELLICOM, INC.
                            STATEMENTS OF CASH FLOWS


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

                                                                                                           From  the Date
                                                                                                            of Inception
                                                                      For  the Years Ended              [March  1, 1997] to
                                                                          December 31,                      December 31,
                                                                     1999                   1998                 1997
                                                              ------------------     -----------------    -----------------
Cash paid during the periods for
  Interest                                                    $           77,019     $          30,255    $          21,309



SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING ACTIVITIES

During 1999, the Company issued common stock to the shareholder's who personally guaranteed the Company's  line-of-credit.  The Company therefore recorded, based on the  fair  value of the  stock,  a loan  origination  cost in the  amount  of
$33,000,  which is being amortized over a 1-year period  resulting in $16,500 in
amortization   expenses  currently  included  in  the  Company's   statement  of
operations, for the year ended December 31, 1999.

During 1997, shareholders contributed assets net of liabilities of $12,369 to the Company.

                   See auditors' report and accompanying notes

                               US INTELLICOM, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 DECEMBER 31, 1999 AND 1998 AND FROM THE DATE OF
                 INCEPTION [MARCH 1, 1997] TO DECEMBER 31, 1997

Note A
Summary of Significant Accounting Policies

Nature of Operations:

US INTELLICOM, INC. ( "the Company" or "Intellicom"), a Georgia corporation, licenses software, which is used to manage airtime usage on prepaid cellular telephones. Prior to December 31, 1998 the Company was a re-seller of wireless handset hardware that contained the Company's software.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Estimates are used for, but not limited to, the accounting for doubtful accounts, depreciation, and accrued expenses. Actual results could differ from those estimates.

Cash and Cash Equivalents:

For the purpose of the statements of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Inventory:

Inventory includes goods for resale and is valued at the lower-of-cost or market, with cost determined on the first-in, first-out method.

Property and Equipment:

Property and equipment are carried at cost. Expenditures for maintenance and repairs are expensed currently, while renewals and betterments that materially extend the life of an asset are capitalized. The cost of assets sold, retired, or otherwise disposed of, and the related allowance for depreciation are eliminated from the accounts, and any resulting gain or loss is included in operations.

Depreciation is provided using straight-line method over the estimated useful lives of the assets, which are as follows:

         Office and warehouse equipment and furniture           3-5 years

Revenue Recognition:

Revenue consists primarily of licensing fees, airtime ticket royalties, cellular phone sales and post contract customer support. The Company accounts for licensing fees revenue in accordance with the American Institute of Certified Public Accountants' (AICPA) Statement of Position 97-2, "Software Revenue Recognition," as follows:

         License revenue                Revenue  from the license of software is
                                        recognized after shipment of the product
                                        and  fulfillment  of  acceptance  terms,
                                        provided  no   significant   obligations
                                        remain and collection of the resulting receivable is deemed probable.

         Installation, consulting,      When services are provided.
         and education

         Support contract               Ratably  over the  life of the  contract
                                        from effective date.

Revenue from airtime royalties is recognized as the service is provided. Revenue from phone sales is recognized at the time of delivery.

Income Taxes:

The Company elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code and similar provisions enacted by Georgia. Under those provisions, The Company does not pay corporate income taxes on its income. Instead, the stockholders are responsible for federal and Georgia individual income taxes of the Company's income. As of April 4, 2000, the Company's S corporation status was terminated [See Note J]

Software Development Costs:

The Company expenses research and development costs as incurred. Research and development expenses for the years ended December 31, 1999, 1998, and 1997, are approximately $167,000, $169,000, and $40,000, respectively and is included in selling, general and administrative expenses. Statement of Financial Accounting Standard No. 86 "Accounting for the costs of computer software to be sold, leased or otherwise marketed" does not materially affect the Company.

Advertising:

The Company expenses all advertising costs as incurred. Advertising expenses for the years ended December 31, 1999, 1998, and 1997, are $78,398, $0 and $0,
respectively.

Note B
Uninsured Cash Balances and Cash Equivalents

The Company from time to time maintains cash deposits in excess of federally insured limits. At December 31, 1999 and 1998, the Company had approximately $0 and $776,953, respectively, at risk. Cash and cash equivalents included $0 and $526,953 of investments in money market funds as of December 31, 1999 and 1998, respectively.

Note C
Accounts Receivable

Accounts receivable consist of the following:

                                               1999              1998
                                          -------------     ------------

         Customer trade receivables       $    197,807      $      1,636
         Employees                            -                    2,000
                                          -------------     ------------

                                          $    197,807      $      3,636
                                          =============     ============

The Company does not require its customers to pledge collateral to secure the Company's accounts receivables. The amount at risk in the event of default by the Company's customers is the entire accounts receivable balance.

Note D
Commitments and Contingencies

Operating Leases:

The Company leases office space, office equipment, and computer equipment under operating lease agreements that expire on various dates through 2005. Rent expenses on the office space and equipment were $79,489 and $58,373 for the years ended December 31, 1999 and 1998, respectively.

At December 31, 1999, the minimum future lease payments under the non-cancelable leases having initial terms in excess of one year are as follows:

             2000                              $        82,456
             2001                                       83,803
             2002                                       83,098
             2003                                       67,079
             2004                                       69,093
             Thereafter                                 23,257
                                               ---------------

                                               $       408,786
                                               ===============

Note E
Line-of-Credit

The Company has a line-of-credit available, under which it may borrow up to $1,600,000 and $1,000,000 at an interest rate of 2.30% over the lender's commercial paper rate during 1999 and 1998. Additionally, the Company is required to pay an additional 10% in interest to the guarantors of the debt based on the average line-of-credit balance for the period, in which the guarantors are at risk. The principal balance outstanding related in the line is $1,204,356 and $578,979 at December 31, 1999 and 1998, respectively. The line is also personally guaranteed by shareholders. The line is renewed annually and expires on November 30, 2000. Subsequent to the year ended December 31, 1999, the line-of-credit was paid off as part of the merger agreement with Pre-Cell Solutions, Inc., [See Note J].

Note F
Economic Dependency

Major Customers:

A major customer is defined as one from whom 10% or greater of annual revenues is derived. For the year ended December 31, 1999, sales to two customers were approximately $996,120 and accounted for 70% of revenues. Included in accounts receivable at December 31, 1999, was approximately $55,000 from these customers, and included in customer deposits was $0 as of December 31, 1999.

For the year ended December 31, 1998, sales to two customers were $554,234 and accounted for 60% of revenues. Included in accounts receivable at December 31, 1998, was $0 due from these customers. These customers had $55,907 on deposit at December 31, 1998.

For the year ended December 31, 1997, sales to three customers were $256,691 and accounted for 36% of revenues

Major Vendors:

A major vendor is defined as one who accounts for 10% or greater of cost of goods and services. Total cost from one vender totaled $147,831 (48%), $183,090 (68%), and $416,204 (82%) for the years ended December 31, 1999, 1998, and 1997, respectively.

Note G
Recapitalization of common stock

In 1999 the Company had a recapitalization of common stock. Under the recapitalization three shareholders surrendered 383,333 shares of common stock. Additionally 330,000 shares of common stock were issued to twelve new shareholders in exchange for the new shareholders collateralizing the Company's line of credit [See Note E]. The fair market value assigned to the personal guarantees of the new shareholders was $.10 per share and as a result the Company recorded loan origination costs and common stock in the amount of $33,000 which is being amortized of the period of the personal guarantee.

Note H
Litigation

On September 21, 1999, the Company was named as a defendant in two lawsuits alleging patent infringement arising out of having made, used, offered for sale and/or sold in the United States products, which infringe one or more claims of Patent No. 5,631,947 and 5,577,100. The claim for monetary damages is undeterminable. While any litigation or investigation has an element of uncertainty, in the opinion of management and legal counsel, there is no reasonable probability of any substantial liabilities arising out of this matter. The Company is involved in various other lawsuits and litigation matters on an ongoing basis as a result of day-to-day operations. However, the Company does not believe that any of these other or any threatened lawsuits and litigation matters will have a material adverse effect on the Company's financial position or results of operations.

Note I
Stock Option Plan

The Company does not have a formal stock option plan adopted. The stock options are granted based on recommendation from the compensation committee, and verification by the board of directors. The options are to be granted at fair market value or more. The options vest over five years and expire 10 years after date of grant. At December 31, 1999, there were 5,000 options vested.

                                                          Weighted Average
                                            Number of      Exercise Price
                                             Options        Outstanding

      Balance December 31, 1997                     -     $            -
      Awarded                                 130,000               0.10
                                        --------------    --------------
      Balance December 31, 1998               130,000               0.10
      Awarded                                 115,000               0.10
      Exercised                              (45,000)               0.10
                                        --------------    --------------

      Balance December 31, 1999               200,000     $         0.10
                                        ==============    ==============

The Company uses APB Opinion 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for options issued to employees.

An alternative method of accounting for stock options is Statement of Financial Accounting Standards No. 123 (FAS 123) "Accounting for Stock-Based Compensation." Under SFAS 123, employee stock options are valued at grant date using the Black-Scholes valuation model, and compensation cost is recognized ratably over the vesting period. SFAS 123 does not materially effect the Company.

Note J
Subsequent Events

On April 5, 2000, the stockholders of the Company effected a merger agreement with Pre-Cell Solutions, Inc (Pre-Cell) (OTCBB:TDCM), whereby the Company was merged into a subsidiary of Pre-Cell in a transaction accounted for as a purchase by Pre-Cell.

All issued and outstanding shares of the Company were surrendered by the stockholders in consideration for 11,440,000 shares of common stock of Pre-Cell. Additionally, the merger agreement included a three-year employment agreement between Pre-Cell and certain members of senior management of the Company, which provides for an annual aggregate, escalating base salary starting at $350,000 and escalating to $400,000 in the third year with additional incentive compensation as determined by the board of directors of Pre-Cell. It is the opinion of management and legal counsel that this transaction qualifies as a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986.

Note K
Going Concern

The Company has incurred operating losses of $870,411, $421,331 and $310,059 for the years ended December 31, 1999, 1998 and 1997, respectively. Subsequent to year end the Company merged with "Pre-Cell" TICKER: TDCM.OB, as described in Note J. The Company expects the merger to improve the Company's liquidity position by obtaining access to Pre-cell's cash reserves and improve cash flows from operations. Management of Pre-cell intends to increase liquidity and raise additional capital through the sale of equities and use the proceeds to fund current operations and to acquire additional companies within the cellular industry to strengthen the parent and subsidiaries liquidity position. In view of the matters discussed in this footnote, there is substantial doubt about Intellicom's ability to continue as a going concern. The recoverability of the recorded assets and satisfaction of the liabilities reflected within the accompanying balance sheet is dependent upon the continued operation of the Company, which is dependent on the parent raising additional funds through sales of equities and acquisition of related companies with stronger operations and cash flows. There can be no assurance that management of Pre-cell will be successful in implementing their plans.

Note L
Additional subsequent event

As of June 13, 2000, the Company lost in binding arbitration a judgement relating to litigation between the Company and River Hawk Holdings. The company was contesting the plaintiff's claim of a "success fee" relating to the sale of the Company during 2000. The damages awarded to the plaintiff, totaling $374,517, were based on the successful sale of the Company therefore no loss contingency was accrued in the statements included herein. Management's attorneys intend to advise Intellicom to dispute the arbitrators findings but no assurances can be provided that the arbitrator's findings will be reversed.